UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
August 7, 2015
Kronos Worldwide, Inc.
(Exact name of registrant as specified in its charter)
Delaware	1-31763	76-0294959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
Item 7.01	Regulation FD Disclosure

The registrant hereby furnishes the information set forth in the press releases issued on August 7, 2015 and entitled:

	Kronos Worldwide Reports Second Quarter Results; and
	Kronos Worldwide, Inc. Announces Quarterly Dividend;

copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. The information, including the exhibits, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Exhibit Index

	99.1	Kronos Worldwide Reports Second Quarter Results press release dated August 7, 2015 issued by the registrant.
	99.2	Kronos Worldwide, Inc. Announces Quarterly Dividend press release dated August 7, 2015 issued by the registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRONOS WORLDWIDE, INC.
(Registrant)

By: /s/ A. Andrew R. Louis
Date: August 7, 2015	A. Andrew R. Louis, Secretary

INDEX TO EXHIBITS

Item No.	Exhibit Index

99.1	Kronos Worldwide Reports Second Quarter Results press release dated August 7, 2015 issued by the registrant.
99.2	Kronos Worldwide, Inc. Announces Quarterly Dividend press release dated August 7, 2015 issued by the registrant.